Goldman Sachs Funds

MID CAP VALUE FUND                Semiannual Report February 29, 2000


                                  Long-term capital growth

                                  potential through a diversified

                                  portfolio of equity securities.

[GRAPHIC]

                                                         [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS MID CAP VALUE FUND



          Market Overview


          Dear Shareholder,

          During the period under review, the Federal Reserve Board attempted to subdue the strong U.S. economy and ward off a rise in inflation. In the financial markets, technology stocks soared, while most other sectors languished.

               . A Record-Breaking Economic Expansion and the Prospect for Higher Interest Rates -- Despite repeated attempts by the Federal Reserve Board to slow economic growth, the economy continued to grow at a rapid pace during the reporting period. GDP increased 6.9% during the fourth quarter of 1999, and the economic expansion hit a record nine years in February 2000. However, the Federal Reserve was not in a celebratory mood, as it remained focused on cooling the economy and preempting inflation. Among the Federal Reserve's major concerns were the stock market driven "wealth effect" which led to unrestrained consumer spending, low unemployment resulting in increased wage pressures, and significantly higher oil prices.

               . A Wide Disparity in Returns and Increased Volatility -- During 1999, the technology-rich NASDAQ index registered an unprecedented 85.6% return, with more than half of its gain occurring after the index crossed 3000 on November 3rd. As year 2000 began, it seemed unlikely that the trend could continue. But, while most of the stock market has fallen under the strain of rising interest rates, technology stocks have continued to surge ahead. By early March 2000, the NASDAQ index had crossed 5000, and investors continued to embrace technology stocks at the expense of most other market sectors. Elsewhere, after many years of relative underperformance, small-cap stocks performed well versus their larger-cap counterparts -- fueled by smaller technology firms. Overall, the equity markets have been quite volatile, as wide swings in day-to-day results have become the norm. This could continue in the months ahead, due largely to the uncertainty regarding the economy, interest rates and corporate profits.

               . Market Outlook: Inflation Holds the Key -- Looking ahead, we believe that inflation will be the key macroeconomic issue affecting the U.S. financial markets. While the best news on inflation has likely passed, global excess capacity and the growth of e-commerce should help to prevent a sharp increase. However, there are several factors that could lead to an unhealthy rise in inflation. First, the U.S. economy could continue to be more robust than expected, putting additional pressure on an already tight labor market. Second, the tight labor market could cause inflation to rise even if the economy slows. Third, the increase in economic growth outside the U.S. could cause the excess supply of worldwide resources to fall. This could lead to higher import prices and force U.S. companies to raise prices.

                    Based on these uncertainties and the increase in short-term market volatility, we encourage you to work closely with your financial advisor to maintain a long-term focus on your investment portfolio. As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

                    Sincerely,

                    /s/ David B. Ford
----------------
 . NOT FDIC          David B. Ford
  INSURED           Co-Head, Goldman Sachs Asset Management

 . May Lose Value    /s/ David W. Blood

 . No Bank           David W. Blood
  Guarantee         Co-Head, Goldman Sachs Asset Management
----------------
                    March 13, 2000

                                                GOLDMAN SACHS MID CAP VALUE FUND

                                  Fund Basics
                            as of February 29, 2000

                            Assets Under Management

                                 $187.4 Million

                               Number of Holdings

                                       81

                                 NASDAQ SYMBOLS

                                 Class A Shares

                                      GCMAX

                                 Class B Shares

                                      GCMBX

                                 Class C Shares

                                      GCMCX

                              Institutional Shares

                                      GSMCX

                                 Service Shares

                                      GSMSX

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
August 31, 1999-        Fund Total Return      Russell MidCap       Russell
February 29, 2000    (without sales charge)1    Value Index2     MidCap Index2
--------------------------------------------------------------------------------
Class A                     -16.29%               -11.24%            17.78%
Class B                     -16.51                -11.24             17.78
Class C                     -16.67                -11.24             17.78
Institutional               -16.18                -11.24             17.78
Service                     -16.42                -11.24             17.78
--------------------------------------------------------------------------------
1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The Russell MidCap Value Index, an unmanaged index of common stock prices, replaced the Russell MidCap Index as of 11/30/99 as the Mid Cap Value Fund's performance benchmark. The Russell MidCap Value Index (with dividends reinvested) includes more value-oriented stocks and, therefore, is expected to be a better benchmark comparison for the Fund's performance. The Russell MidCap Index is an unmanaged index of common stock prices. Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS3
--------------------------------------------------------------------------------
For the period ended    Class A    Class B    Class C  Institutional   Service
12/31/99
--------------------------------------------------------------------------------
Last 6 months           -19.52%    -19.48%    -16.04%     -14.71%      -14.92%
One Year                 -6.07      -6.32      -2.37       -0.24        -0.70
Since Inception          -4.27      -3.87      -2.58       11.76        -0.84
                      (8/15/97)  (8/15/97)  (8/15/97)    (8/1/95)    (7/18/97)
--------------------------------------------------------------------------------
3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 2/29/00
--------------------------------------------------------------------------------
                                       % of Total
Holding                                Net Assets      Line of Business
--------------------------------------------------------------------------------
Pacific Century Financial Corp.           2.9%         Banks
Starwood Hotels & Resorts
  Worldwide, Inc. Class B                 2.4          Hotels
Media General, Inc.                       2.2          Media
Northeast Utilities                       2.1          Electrical Utilities
The Bear Stearns Cos., Inc.               2.1          Security/Asset Management
Avnet, Inc.                               2.0          Semiconductors
UCAR International, Inc.                  1.9          Heavy Electrical
Tosco Corp.                               1.9          Energy Resources
Everest Re Group Ltd.                     1.8          Property Insurance
SCANA Corp.                               1.8          Electrical Utilities
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS MID CAP VALUE FUND



          Performance Overview


          Dear Shareholder,

          We are pleased to report on the performance of the Goldman Sachs Mid Cap Value Fund for the six month period that ended February 29, 2000.


               Performance Review

               Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of -16.29%, -16.51%, -16.67%, -16.18%, and -16.42%, respectively. These figures compare to the -11.24% cumulative total return of the Fund's benchmark, the Russell MidCap Value Index.

               As our returns indicate, it has been a very challenging period for value-oriented funds. Investors have largely favored a narrow group of growth-oriented technology stocks. With the shares of many technology stocks rising sharply, investors' disdain for less highly visible growth has produced lackluster stock performance for many companies, and value based strategies have suffered. As a result of this performance disparity, the valuation gap between growth and value indexes has stretched to historic proportions. We believe that this has created many opportunities to invest in quality businesses selling at conservative valuations.

               While the stock price performance of our value investments was eclipsed by the extraordinary performance of technology stocks during the period, most of our companies performed quite well from an operating standpoint, generating good revenues, operating profit and free cash flow. We have found some extremely attractive valuation levels in our segment of the investment universe, and we believe that patience will be rewarded. We firmly believe that high quality should characterize our stock selection within the value framework, and we find that we can currently buy leading companies at attractive valuations.


               Portfolio Composition

               As we seek to add value through superior stock selection, we spend the majority of our efforts performing thorough, first-hand fundamental research. We rebuild, analyze and forecast the financial statements of companies, and test our assumptions through meetings and discussions with company management, competitors, customers and suppliers. We seek to buy well positioned businesses which sell at conservative valuation levels. We also understand that our Mid Cap Value clients seek a fund which will be competitive with the Russell MidCap Value Index over a long-term investment horizon, and we approach careful risk management and thoughtful portfolio construction based on that mandate.


               Portfolio Highlights

          . Ispat International NV -- Ispat International is a diversified global manufacturer of semi-finished and finished steel products. Ispat was hampered by the severe downturn in the steel industry in 1999. However, it has restructured its operations, producing significant and sustainable cost savings. Ispat is an extremely well-managed steel company, which has grown

                                                GOLDMAN SACHS MID CAP VALUE FUND

VALUE INVESTMENT PROCESS

Our value stock selection process emphasizes quality companies that sell at attractive valuation levels.

1    Search for Quality
     We search for quality companies that have competitive advantages in their industry sectors.

2    Fundamental Research
     We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.

3    Risk Management
     We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.

     primarily through acquisitions of poorly managed assets at discounted prices over time. We believe that as it revamps these facilities/assets, Ispat takes its place at the low end of the cost curve and earns a strong return on equity.

 .    Health Management Associates, Inc. -- While some of our health care and hospital holdings suffered in the period due to concerns over reimbursement policies, several holdings benefited. For example, Health Management Associates was one of our best performers for the period. The firm rebounded as investor focus shifted from reimbursement concerns to the company's solid management track record and growth prospects.

 .    Avnet, Inc. -- This electronic components manufacturer and distributor recently completed its acquisition of Marshall Industries, also a distributor of electronic and industrial components. Marshall's strength in foreign markets, small company focus and proactive leverage of Internet distribution models complements Avnet's existing business, and the consolidation is also expected to produce savings in both selling, general and administrative (a typical cost line in accounting) and distribution expenses. In addition, across the electronic components industry, improvements in Asia stimulated a demand and pricing recovery in Avnet's end markets.


     Portfolio Outlook

     We believe that value investments continue to offer substantial upside with limited downside potential. In the past two years, value's divergence from growth, both in terms of performance and P/E, has been the largest in history. As value investors, we see an unprecedented array of strong, profitable, growing companies selling at compelling prices in today's market. As such, we believe that the current environment offers tremendous investment opportunity for long-term investors.

     We will continue to perform disciplined, first-hand, fundamental research to identify quality businesses selling at conservative valuations, companies that we believe possess the potential to deliver superior long-term returns. Thank you for your continued confidence.




     Goldman Sachs Mid Cap Value Investment Team

     New York
     February 29, 2000

GOLDMAN SACHS MID CAP VALUE FUND


          The Goldman Sachs Advantage


          Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.


          Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

          What Sets Goldman Sachs Funds Apart?

                                       1
                          Resources and Relationships

          Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                       2
                               In-Depth Research

          Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                       3
                                Risk Management

          In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

          To learn more about the Goldman Sachs Funds, call your investment professional today.

                                                GOLDMAN SACHS MID CAP VALUE FUND
Performance Summary
February 29, 2000 (Unaudited)
 The following graph shows the value as of February 29, 2000, of a $10,000 in-vestment made on August 1, 1995 (commencement of operations) in the Institu-tional Class of shares of the Goldman Sachs Mid Cap Value Fund (formerly known as Goldman Sachs Mid Cap Equity Fund). For comparative purposes, the performance of the Fund's new benchmark (the Russell MidCap Value Index as of November 30, 1999, and the Fund's previous benchmark the Russell MidCap Index (with dividends reinvested)) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service Shares will vary from the Institutional Class of Shares due to differences in fees and loads.

 Mid Cap Value Fund's Lifetime Performance
 Growth of a $10,000 Investment, Distributions Reinvested August 1, 1995 to February 29, 2000.

                                     [GRAPH]

                    Russell Mid             Russell Mid Cap
                     Cap Index                Value Index      Institutional
 8/1/95               10,000                    10,000             10,000
 Aug-95               10,153                    10,196             10,140
 Sep-95               10,382                    10,429             10,227
 Oct-95               10,150                    10,226              9,973
 Nov-95               10,654                    10,785             10,253
 Dec-95               10,716                    10,903             10,494
 Jan-96               10,942                    11,168             10,689
 Feb-96               11,199                    11,274             10,877
 Mar-96               11,362                    11,512             10,796
 Apr-96               11,683                    11,610             10,937
 May-96               11,860                    11,720             11,085
 Jun-96               11,682                    11,733             10,762
 Jul-96               10,959                    11,175             10,353
 Aug-96               11,480                    11,644             10,749
 Sep-96               12,048                    12,071             11,307
 Oct-96               12,144                    12,389             11,428
 Nov-96               12,883                    13,167             12,469
 Dec-96               12,752                    13,111             12,740
 Jan-97               13,229                    13,523             13,436
 Feb-97               13,209                    13,753             13,623
 Mar-97               12,648                    13,335             13,329
 Apr-97               12,963                    13,671             14,010
 May-97               13,909                    14,477             15,337
 Jun-97               14,364                    15,015             15,947
 Jul-97               15,562                    16,130             16,980
 Aug-97               15,392                    15,941             17,123
 Sep-97               16,271                    16,930             17,883
 Oct-97               15,638                    16,415             17,419
 Nov-97               16,010                    16,968             17,195
 Dec-97               16,452                    17,618             17,331
 Jan-98               16,143                    17,276             17,583
 Feb-98               17,405                    18,430             18,801
 Mar-98               18,230                    19,380             19,362
 Apr-98               18,276                    19,271             19,670
 May-98               17,709                    18,822             19,313
 Jun-98               17,954                    18,882             18,639
 Jul-98               17,097                    17,925             17,006
 Aug-98               14,362                    15,405             14,213
 Sep-98               15,291                    16,304             14,765
 Oct-98               16,334                    17,361             15,569
 Nov-98               17,108                    17,970             16,202
 Dec-98               18,112                    18,517             16,389
 Jan-99               18,081                    18,085             15,813
 Feb-99               17,479                    17,687             15,443
 Mar-99               18,026                    17,940             15,813
 Apr-99               19,358                    19,639             17,681
 May-99               19,302                    19,722             18,662
 Jun-99               19,984                    19,946             19,170
 Jul-99               19,434                    19,448             18,354
 Aug-99               18,931                    18,775             17,277
 Sep-99               18,264                    17,825             16,125
 Oct-99               19,130                    18,351             15,863
 Nov-99               19,681                    18,015             16,200
 Dec-99               21,413                    18,498             16,350
 Jan-00               20,704                    17,392             15,601
 Feb-00               22,296                    16,665             14,481


  Average Annual Total Return through
  February 29, 2000                     Since Inception One Year Six Months(a)
  Class A (commenced August 15, 1997)
  Excluding sales charges                        -6.40%   -6.46%       -16.29%
  Including sales charges                        -8.46%  -11.57%       -20.88%
 -----------------------------------------------------------------------------
  Class B (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                        -7.00%   -7.09%       -16.51%
  Including contingent deferred sales
  charges                                        -8.11%  -11.72%       -20.69%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                        -7.02%   -7.26%       -16.67%
  Including contingent deferred sales
  charges                                        -7.02%   -8.19%       -17.50%
 -----------------------------------------------------------------------------
  Institutional Class (commenced Au-
  gust 1, 1995)                                   8.41%   -6.21%       -16.18%
 -----------------------------------------------------------------------------
  Service Class (commenced July 18,
  1997)                                          -5.31%   -6.66%       -16.42%
 -----------------------------------------------------------------------------

 (a) Not Annualized.

GOLDMAN SACHS MID CAP VALUE FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares  Description                                 Value
 Common Stocks - 100.0%
  Apparel - 0.5%
   36,600 Nike, Inc. Class B                    $  1,040,813
 -----------------------------------------------------------
  Banks - 5.7%
   75,000 Comerica, Inc.                           2,770,313
  357,800 Pacific Century Financial Corp.          5,434,087
   75,650 UnionBanCal Corp.                        2,430,256
                                                ------------
                                                  10,634,656
 -----------------------------------------------------------
  Chemicals - 4.8%
  189,000 IMC Global, Inc.                         2,551,500
  243,000 Millennium Chemicals, Inc.               3,402,000
   65,700 Potash Corp. of Saskatchewan, Inc.       2,972,925
                                                ------------
                                                   8,926,425
 -----------------------------------------------------------
  Clothing - 1.5%
  193,900 Ross Stores, Inc.                        2,811,550
 -----------------------------------------------------------
  Computer Hardware - 2.8%
  200,700 Ingram Micro, Inc.*                      2,170,069
  142,900 Tech Data Corp.*                         3,099,143
                                                ------------
                                                   5,269,212
 -----------------------------------------------------------
  Computer Software - 1.7%
  185,600 Mentor Graphics Corp.*                   3,178,400
 -----------------------------------------------------------
  Construction - 4.7%
   80,500 Equity Office Properties Trust           1,926,969
   45,000 Equity Residential Properties Trust      1,797,187
   60,900 Spieker Properties, Inc.                 2,443,612
  176,300 Trizee Hahn Corp.                        2,611,444
                                                ------------
                                                   8,779,212
 -----------------------------------------------------------
  Consumer Durables - 1.2%
  109,650 Herman Miller, Inc.                      2,247,825
 -----------------------------------------------------------
  Defense/Aerospace - 1.6%
   67,100 Northrop Grumman Corp.                   3,048,856
 -----------------------------------------------------------
  Department Store - 0.9%
   45,200 Federated Department Stores, Inc.*       1,658,275
 -----------------------------------------------------------
  Drugs - 0.3%
  110,600 Bergen Brunswig Corp.                      546,088
 -----------------------------------------------------------
  Electrical Utilities - 11.3%
   92,800 CMP Group, Inc.                          2,621,600
   91,600 DTE Energy Co.                           2,765,175
  103,000 Entergy Corp.                            2,085,750
   24,500 PPL Group, Inc.                            946,313
  212,900 Northeast Utilities                      4,005,181
  221,800 Public Service Co. of New Mexico         3,410,175
  144,300 SCANA Corp.*                             3,436,144
   52,600 Unicom Corp.                             1,988,937
                                                ------------
                                                  21,259,275
 -----------------------------------------------------------

  Shares  Description                                               Value
 Common Stocks - (continued)
  Energy Resources - 2.3%
  129,800 Tosco Corp.                                         $  3,472,150
   94,400 Union Pacific Resources Group, Inc.                      843,700
                                                              ------------
                                                                 4,315,850
 -------------------------------------------------------------------------
  Environmental Services - 1.2%
  201,700 Republic Services, Inc.*                               2,193,488
 -------------------------------------------------------------------------
  Financial Services - 2.8%
   32,200 Avalonbay Communities, Inc.                            1,086,750
   78,500 Public Storage, Inc.                                   1,731,906
   86,975 Waddell & Reed Financial, Inc.
          Class B                                                2,359,197
                                                              ------------
                                                                 5,177,853
 -------------------------------------------------------------------------
  Food & Beverage - 4.1%
  227,570 Archer Daniels Midland Co.                             2,289,923
  149,100 Fleming Cos., Inc.                                     2,301,731
   97,400 International Home Foods, Inc.*                        1,649,712
  164,300 Nabisco Group Holdings Corp.                           1,417,088
                                                              ------------
                                                                 7,658,454
 -------------------------------------------------------------------------
  Forest - 2.1%
   43,900 Fort James Corp.                                         825,869
  100,700 Georgia-Pacific Corp. (Timber Group)                   2,221,694
   65,700 Smurfit-Stone Container Corp.*                           895,162
                                                              ------------
                                                                 3,942,725
 -------------------------------------------------------------------------
  Gas Utilities - 1.3%
  113,650 LG&E Energy Corp.                                      2,521,609
 -------------------------------------------------------------------------
  Heavy Electrical - 2.6%
   29,600 Phelps Dodge Corp.                                     1,394,900
  233,000 UCAR International, Inc.*                              3,553,250
                                                              ------------
                                                                 4,948,150
 -------------------------------------------------------------------------
  Heavy Machinery - 1.2%
   66,100 Deere & Co.                                            2,363,075
 -------------------------------------------------------------------------
  Hotels - 2.4%
  200,050 Starwood Hotels & Resorts Worldwide, Inc. Class B      4,488,622
 -------------------------------------------------------------------------
  Industrial Parts - 2.1%
   39,750 Parker-Hannifin Corp.                                  1,440,938
  218,000 UNOVA, Inc.*                                           2,520,625
                                                              ------------
                                                                 3,961,563
 -------------------------------------------------------------------------
  Industrial Services - 1.3%
  160,900 Modis Professional Services, Inc.*                     2,534,175
 -------------------------------------------------------------------------
  Information Services - 0.8%
   56,500 The Dun & Bradstreet Corp.                             1,479,594
 -------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS MID CAP VALUE FUND

  Shares  Description                                  Value
 Common Stocks - (continued)
  Life Insurance - 1.1%
   50,100 Aetna, Inc.                           $  2,060,363
 -----------------------------------------------------------
  Media - 3.2%
  136,800 A.H. Belo Corp.                          1,761,300
   80,600 Media General, Inc.                      4,166,012
                                                ------------
                                                   5,927,312
 -----------------------------------------------------------
  Medical Providers - 4.8%
  194,600 Health Management Associates, Inc.*      2,091,950
  339,600 Manor Care, Inc.*                        2,950,275
   23,700 Quest Diagnostics, Inc.*                   813,206
  176,600 Tenet Healthcare Corp.*                  3,090,500
                                                ------------
                                                   8,945,931
 -----------------------------------------------------------
  Mining - 1.9%
  179,700 Ispat International NV                   2,257,481
   28,200 Nucor Corp.                              1,401,188
                                                ------------
                                                   3,658,669
 -----------------------------------------------------------
  Oil Refining - 1.8%
  131,100 Valero Energy Corp.                      3,343,050
 -----------------------------------------------------------
  Property Insurance - 9.0%
   76,800 Ambac Financial Group, Inc.              3,374,400
  140,500 Everest Re Group Ltd.*                   3,451,031
   38,200 Loews Corp.                              1,699,900
   39,000 MBIA, Inc.                               1,496,625
  231,400 Old Republic International Corp.         2,704,488
   53,600 Radian Group, Inc.                       1,859,250
   54,700 XL Capital Ltd.                          2,211,931
                                                ------------
                                                  16,797,625
 -----------------------------------------------------------
  Publishing - 1.9%
   77,200 R.R. Donnelley & Sons Co.                1,476,450
   39,900 The Times Mirror Co.                     2,034,900
                                                ------------
                                                   3,511,350
 -----------------------------------------------------------
  Railroads - 1.4%
  134,900 Canadian Pacific Ltd.                    2,630,550
 -----------------------------------------------------------
  Restaurants - 1.5%
  304,650 CBRL Group, Inc.                         2,818,013
 -----------------------------------------------------------
  Security/Asset Management - 2.1%
  100,065 The Bear Stearns Cos., Inc.              3,927,551
 -----------------------------------------------------------
  Semiconductors - 2.9%
   56,700 Avnet, Inc.                              3,791,812
   36,537 Vishay Intertechnology, Inc.*            1,571,091
                                                ------------
                                                   5,362,903
 -----------------------------------------------------------
  Specialty Retail - 0.9%
   72,800 AutoZone, Inc.*                          1,788,150
 -----------------------------------------------------------

  Shares  Description                                  Value
 Common Stocks - (continued)
  Thrifts - 2.5%
  108,700 GreenPoint Financial Corp.             $  1,732,406
  402,500 Sovereign Bancorp, Inc.                   2,918,125
                                                 ------------
                                                    4,650,531
 ------------------------------------------------------------
  Tobacco - 2.2%
   88,366 R.J. Reynolds Tobacco Holdings, Inc.      1,590,588
  134,700 UST, Inc.                                 2,601,394
                                                 ------------
                                                    4,191,982
 ------------------------------------------------------------
  Truck Freight - 1.6%
   54,200 CNF Transportation, Inc.                  1,737,787
   64,900 Ryder System, Inc.                        1,208,763
                                                 ------------
                                                    2,946,550
 ------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $219,335,976)                            $187,546,275
 ------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                               Value
 Repurchase Agreement - 2.8%
  Joint Repurchase Agreement Account II
  $5,200,000             5.86%                       03/01/2000                     $  5,200,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $5,200,000)                                                                 $  5,200,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $224,535,976)                                                               $192,746,275
 -----------------------------------------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)
 Assets:

  Investment in securities, at value (identified cost
  $224,535,976)                                                   $192,746,275
  Cash                                                                  81,513
  Receivables:
  Investment securities sold                                           928,059
  Fund shares sold                                                      64,858
  Dividend and Interest                                                314,643
  Reimbursement from investment adviser                                 18,987
  Deferred organization expenses, net                                    7,242
  Other assets                                                           1,524
 ------------------------------------------------------------------------------
  Total assets                                                     194,163,101
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                      746,243
  Fund shares repurchased                                            5,716,247
  Amounts owed to affiliates                                           162,905
  Accrued expenses and other liabilities                               130,301
 ------------------------------------------------------------------------------
  Total liabilities                                                  6,755,696
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  248,515,790
  Accumulated undistributed net investment income                      290,491
  Accumulated net realized loss on investment and futures          (29,609,175)
  Net unrealized loss on investment and futures                    (31,789,701)
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $187,407,405
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                               $15.31
  Class B                                                               $15.22
  Class C                                                               $15.20
  Institutional                                                         $15.26
  Service                                                               $15.20
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            2,085,922
  Class B                                                            1,256,675
  Class C                                                              319,928
  Institutional                                                      8,605,018
  Service                                                               10,098
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                12,277,641
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $16.20. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS MID CAP VALUE FUND
Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

  Investment income:
  Dividends(a)                                                 $  2,333,145
  Interest                                                          160,333
 ---------------------------------------------------------------------------
  Total income                                                    2,493,478
 ---------------------------------------------------------------------------
  Expenses:
  Management fees                                                   878,628
  Distribution and Service fees(b)                                  217,339
  Transfer Agent fees(c)                                            102,725
  Registration fees                                                  54,230
  Professional fees                                                  36,713
  Custodian fees                                                     31,099
  Amortization of deferred organization expenses                      8,559
  Trustee fees                                                        4,818
  Service Share fees                                                    432
  Other                                                              86,014
 ---------------------------------------------------------------------------
  Total expenses                                                  1,420,557
 ---------------------------------------------------------------------------
  Less -- expenses reimbursed                                       (99,596)
 ---------------------------------------------------------------------------
  Net expenses                                                    1,320,961
 ---------------------------------------------------------------------------
  NET INVESTMENT INCOME                                           1,172,517
 ---------------------------------------------------------------------------
  Realized and unrealized loss on investment transactions:
  Net realized loss from investment transactions                (24,632,918)
  Net change in unrealized loss on investments                  (17,477,668)
 ---------------------------------------------------------------------------
  Net realized and unrealized loss on investment transactions   (42,110,586)
 ---------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         $(40,938,069)
 ---------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $13,255.
 (b) Class A, Class B and Class C had Distribution and Service fees of
     $51,699, $128,527 and $37,113, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $39,289, $24,420, $7,052, $31,929 and $35, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND
Statements of Changes in Net Assets

                                 For the            For the            For the
                            Six Months Ended   Seven Months Ended     Year Ended
                            February 29, 2000   August 31, 1999    January 31, 1999
                               (Unaudited)
  From operations:
  Net investment income          $  1,172,517        $    980,264     $   2,221,134
  Net realized gain (loss)
  from investment
  transactions                    (24,632,918)         13,695,867         6,435,290
  Net change in unrealized
  gain (loss) on
  investment                      (17,477,668)         11,157,599       (58,648,058)
 -----------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from operations                 (40,938,069)         25,833,730       (49,991,634)
 -----------------------------------------------------------------------------------
  Distributions to
  shareholders:
  From net investment
  income
  Class A Shares                     (279,843)                 --          (280,574)
  Class B Shares                           --                  --            (3,078)
  Class C Shares                           --                  --            (9,612)
  Institutional Shares             (1,995,303)                 --        (2,055,325)
  Service Shares                       (1,120)                 --            (2,638)
  In excess of net
  investment income
  Class A Shares                           --                  --            (6,261)
  Class B Shares                           --                  --               (69)
  Class C Shares                           --                  --              (214)
  Institutional Shares                     --                  --           (45,868)
  Service Shares                           --                  --               (59)
  From net realized gain
  on investment and
  options transactions
  Class A Shares                           --          (4,331,730)       (3,498,210)
  Class B Shares                           --          (2,778,438)       (1,854,834)
  Class C Shares                           --            (868,578)         (536,322)
  Institutional Shares                     --         (16,406,543)       (9,058,413)
  Service Shares                           --             (16,471)          (14,028)
 -----------------------------------------------------------------------------------
  Total distributions to
  shareholders                     (2,276,266)        (24,401,760)      (17,365,505)
 -----------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of
  shares                           11,391,583          40,482,737       203,854,529
  Reinvestment of
  dividends and
  distributions                     2,225,132          23,418,266        16,585,994
  Cost of shares
  repurchased                     (64,445,665)        (99,881,814)     (199,307,468)
 -----------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from share transactions         (50,828,950)        (35,980,811)       21,133,055
 -----------------------------------------------------------------------------------
  TOTAL DECREASE                  (94,043,285)        (34,548,841)      (46,224,084)
 -----------------------------------------------------------------------------------
  Net assets:
  Beginning of period             281,450,690         315,999,531       362,223,615
 -----------------------------------------------------------------------------------
  End of period                  $187,407,405        $281,450,690     $ 315,999,531
 -----------------------------------------------------------------------------------
  Accumulated
  undistributed
  (distributions in excess
  of) net investment
  income                         $    290,491        $  1,394,240     $     (31,716)
 -----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS MID CAP VALUE FUND
Notes to Financial Statements
February 29, 2000 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (formerly Mid Cap Equity) (the "Fund"). Effective May 1, 1999, the name of Goldman Sachs Mid Cap Equity Fund was changed to Goldman Sachs Mid Cap Value Fund. The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Funds from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund include the seven months ended August 31, 1999 and for the year ended January 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the ba-sis of interest accrued, premium amortized and discount earned.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   The Fund had approximately $4,250,000 at August 31, 1999 (the Fund's tax year-end) of capital loss carryforward expiring in 2006 for federal tax pur-poses. This amount is available to be carried forward to offset future capi-tal gains to the extent permitted by applicable laws or regulations.
   At February 29, 2000, the aggregate cost of portfolio securities for fed-eral income tax purposes is $225,261,812. Accordingly, the gross unrealized gain on investments was $10,304,974 and the gross unrealized loss on invest-ments was $42,820,511 resulting in a net unrealized loss of $32,515,537.

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds based on a straight-line or pro rata basis depending upon the nature of the expense.

GOLDMAN SACHS MID CAP VALUE FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

   Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

 E. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 F. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 G. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general super-vision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assump-tion of the expenses related thereto and administering the Fund's business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.75% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, in-demnification costs and other extraordinary expenses) to the extent such ex-penses exceed, on an annual basis, 0.10% of the average daily net assets of the Fund. For the period ended February 29, 2000, Goldman Sachs has agreed to reimburse approximately $100,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $24,000 during the period ended February 29, 2000.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of the average daily net as-sets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

                                                GOLDMAN SACHS MID CAP VALUE FUND

   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service Shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on a annualized basis), of the average daily net asset value of the Service Shares.
   As of February 29, 2000, the amounts owed to affiliates were approximately $122,000, $27,000 and $14,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

   Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended February 29, 2000, were $114,552,841 and $156,611,275, respectively. For the period ended Febru-ary 29, 2000, Goldman Sachs earned approximately $8,000 of brokerage commis-sions from portfolio transactions including futures transactions executed on behalf of the Fund.

 Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the options written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Fund realizes a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund pur-chases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At February 29, 2000, there were no open written call options contracts.

 Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund's custodian bank an amount of cash or secu-rities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation mar-gin") are paid or received by the Fund daily, depending on the daily fluctua-tions in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At February 29, 2000, there were no open futures contracts.

GOLDMAN SACHS MID CAP VALUE FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the period ended February 29, 2000, the Fund did not have any borrowings under any of these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

                                                GOLDMAN SACHS MID CAP VALUE FUND

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At February 29, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $5,200,000 in principal amount. At February 29, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                         Principal    Interest  Maturity   Amortized
   Repurchase Agreements                   Amount       Rate      Date        Cost
 --------------------------------------------------------------------------------------
  Banc of America Securities LLC       $1,650,000,000     5.86% 03/01/00 $1,650,000,000
 --------------------------------------------------------------------------------------
  Bear Stearns Companies, Inc.            200,000,000     5.86  03/01/00    200,000,000
 --------------------------------------------------------------------------------------
  Chase Securities, Inc.                  300,000,000     5.86  03/01/00    300,000,000
 --------------------------------------------------------------------------------------
  Donaldson, Lufkin & Jenrette, Inc.      500,000,000     5.85  03/01/00    500,000,000
 --------------------------------------------------------------------------------------
  Salomon Smith Barney Holdings, Inc.     812,000,000     5.86  03/01/00    812,000,000
 --------------------------------------------------------------------------------------
  Warburg Dillon Read                     800,000,000     5.86  03/01/00    800,000,000
 --------------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II                            $4,262,000,000
 --------------------------------------------------------------------------------------

GOLDMAN SACHS MID CAP VALUE FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 8. CHANGE IN INDEPENDENT ACCOUNTANTS

 On October 26, 1999 the Board of Trustees of the Fund, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent accountants to PricewaterhouseCoopers LLP. For the fiscal years ended August 31, 1999 and January 31, 1999, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modi-fied as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

 9. OTHER MATTERS

 As of February 29, 2000, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 67% of the outstanding shares of the Fund.

                                                GOLDMAN SACHS MID CAP VALUE FUND

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                            For the Six Months
                          Ended February 29, 2000    For the Seven Months        For the Year Ended
                                (Unaudited)          Ended August 31, 1999        January 31, 1999
                          ------------------------  ------------------------  -------------------------
                              Shares       Dollars      Shares       Dollars      Shares        Dollars
 -------------------------------------------------------------------------------------------------------
 Class A Shares
 Shares sold                 350,191  $  5,994,833   1,367,506  $ 26,553,720   6,897,312  $ 143,833,096
 Reinvestments of divi-
dends and distributions       16,254       270,462     214,436     4,213,683     198,815      3,620,601
 Shares repurchased         (945,542)  (15,982,867) (2,756,189)  (54,358,686) (7,448,798)  (147,546,061)
 -------------------------------------------------------------------------------------------------------
                            (579,097)   (9,717,572) (1,174,247)  (23,591,283)   (352,671)       (92,364)
 -------------------------------------------------------------------------------------------------------
 Class B Shares
 Shares sold                  92,874     1,619,507     232,886     4,652,883   1,238,560     27,854,158
 Reinvestments of divi-
dends and distributions            2            31     121,303     2,361,741      82,866      1,503,199
 Shares repurchased         (581,701)   (9,813,366)   (675,993)  (12,921,155)   (586,417)   (11,387,076)
 -------------------------------------------------------------------------------------------------------
                            (488,825)   (8,193,828)   (321,804)   (5,906,531)    735,009     17,970,281
 -------------------------------------------------------------------------------------------------------
 Class C Shares
 Shares sold                  29,611       504,909      98,072     2,005,005     499,586     10,988,153
 Reinvestments of divi-
dends and distributions                                 33,722       656,882      22,110        401,070
 Shares repurchased         (247,305)   (4,168,511)   (184,318)   (3,524,952)   (230,071)    (4,500,505)
 -------------------------------------------------------------------------------------------------------
                            (217,694)   (3,663,602)    (52,524)     (863,065)    291,625      6,888,718
 -------------------------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 191,104     3,272,334     348,804     7,246,129     967,052     20,867,072
 Reinvestments of divi-
dends and distributions      117,752     1,953,515     821,203    16,169,493     607,168     11,044,402
 Shares repurchased       (2,030,312)  (34,475,376) (1,537,957)  (28,938,741) (1,801,025)   (35,855,143)
 -------------------------------------------------------------------------------------------------------
                          (1,721,456)  (29,249,527)   (367,950)   (5,523,119)   (226,805)    (3,943,669)
 -------------------------------------------------------------------------------------------------------
 Service Shares
 Shares sold                                             1,188        25,000      15,505        312,050
 Reinvestments of divi-
dends and distributions           68         1,124         843        16,467         923         16,722
 Shares repurchased             (334)       (5,545)     (7,477)     (138,280)       (978)       (18,683)
 -------------------------------------------------------------------------------------------------------
                                (266)       (4,421)     (5,446)      (96,813)     15,450        310,089
 -------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)  (3,007,338) $(50,828,950) (1,921,971) $(35,980,811)    462,608  $  21,133,055
 -------------------------------------------------------------------------------------------------------

GOLDMAN SACHS MID CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------
                            Net asset    Net                               In excess                 Net increase
                             value,   investment  Net realized   From net    of net                   (decrease)
                            beginning   income   and unrealized investment investment    From net    in net asset
                            of period   (loss)    gain (loss)     income     income   realized gains    value
 FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)
  2000 - Class A Shares      $18.42     $0.10        $(3.09)      $(0.12)    $  --         $  --        $(3.11)
  2000 - Class B Shares       18.23      0.01         (3.02)          --        --            --         (3.01)
  2000 - Class C Shares       18.24      0.01         (3.05)          --        --            --         (3.04)
  2000 - Institutional
  Shares                      18.45      0.13         (3.10)       (0.22)       --            --         (3.19)
  2000 - Service Shares       18.31      0.06         (3.06)       (0.11)       --            --         (3.11)
 FOR THE SEVEN MONTHS ENDED AUGUST 31,
  1999 - Class A Shares       18.38      0.06          1.71           --        --         (1.73)         0.04
  1999 - Class B Shares       18.29     (0.04)         1.71           --        --         (1.73)        (0.06)
  1999 - Class C Shares       18.30     (0.04)         1.71           --        --         (1.73)        (0.06)
  1999 - Institutional
  Shares                      18.37      0.09          1.72           --        --         (1.73)         0.08
  1999 - Service Shares       18.29      0.05          1.70           --        --         (1.73)         0.02
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares       21.61      0.10         (2.38)       (0.07)       --         (0.88)        (3.23)
  1999 - Class B Shares       21.57     (0.05)        (2.35)          --        --         (0.88)        (3.28)
  1999 - Class C Shares       21.59     (0.05)        (2.34)       (0.02)       --         (0.88)        (3.29)
  1999 - Institutional
  Shares                      21.65      0.19         (2.38)       (0.21)       --         (0.88)        (3.28)
  1999 - Service Shares       21.62      0.03         (2.31)       (0.17)       --         (0.88)        (3.33)
 ----------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares
  (commenced August 15,
  1997)                       23.63      0.09          0.76        (0.06)    (0.04)        (2.77)        (2.02)
  1998 - Class B Shares
  (commenced August 15,
  1997)                       23.63      0.06          0.74        (0.09)       --         (2.77)        (2.06)
  1998 - Class C Shares
  (commenced August 15,
  1997)                       23.63      0.06          0.76        (0.09)       --         (2.77)        (2.04)
  1998 - Institutional
  Shares                      18.73      0.16          5.66        (0.13)       --         (2.77)         2.92
  1998 - Service Shares
  (commenced July 18,
  1997)                       23.01      0.09          1.40        (0.11)       --         (2.77)        (1.39)
 ----------------------------------------------------------------------------------------------------------------
  1997 - Institutional
  Shares                      15.91      0.24          3.77        (0.24)    (0.93)        (0.02)         2.82
 FOR THE PERIOD ENDED JANUARY 31,
  1996 - Institutional
  Shares (commenced August
  1, 1995)                    15.00      0.13          0.90        (0.12)       --            --          0.91
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Not annualized.
 (d) Annualized.
The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS MID CAP VALUE FUND

                                                                                        Ratios assuming no
                                                                                        expense limitations
                                                                               -------------------------------------
                              Net assets                         Ratio of                              Ratio of
   Net asset                  at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total         period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period    return(b)     (in 000s)  average net assets average net assets average net assets average net assets   rate
     $15.31      (16.29)%(c)   $ 31,937         1.29%(d)           0.84%(d)           1.38%(d)           0.75%(d)      49.92%(c)
      15.22      (16.51)(c)      19,127         2.04(d)            0.08(d)            2.13(d)           (0.01)(d)      49.92(c)
      15.20      (16.67)(c)       4,864         2.04(d)            0.07(d)            2.13(d)           (0.02)(d)      49.92(c)
      15.26      (16.18)(c)     131,325         0.89(d)            1.23(d)            0.98(d)            1.14(d)       49.92(c)
      15.20      (16.42)(c)         154         1.39(d)            0.74(d)            1.48(d)            0.65(d)       49.92(c)

      18.42        9.04(c)       49,081         1.29(d)            0.43(d)            1.37(d)            0.35(d)       68.84(c)
      18.23        8.53(c)       31,824         2.04(d)           (0.33)(d)           2.12(d)           (0.41)(d)      68.84(c)
      18.24        8.52(c)        9,807         2.04(d)           (0.34)(d)           2.12(d)           (0.42)(d)      68.84(c)
      18.45        9.26(c)      190,549         0.89(d)            0.79(d)            0.97(d)            0.71(d)       68.84(c)
      18.31        8.97(c)          190         1.39(d)            0.38(d)            1.47(d)            0.30(d)       68.84(c)

      18.38      (10.48)         70,578         1.33               0.38               1.41               0.30          92.18
      18.29      (11.07)         37,821         1.93              (0.22)              2.01              (0.30)         92.18
      18.30      (11.03)         10,800         1.93              (0.22)              2.01              (0.30)         92.18
      18.37      (10.07)        196,512         0.87               0.83               0.95               0.75          92.18
      18.29      (10.48)            289         1.37               0.32               1.45               0.24          92.18
--------------------------------------------------------------------------------------------------------------------------------
      21.61        3.42(c)       90,588         1.35(d)            0.33(d)            1.47(d)            0.21(d)       62.60
      21.57        3.17(c)       28,743         1.85(d)           (0.20)(d)           1.97(d)           (0.32)(d)      62.60
      21.59        3.27(c)        6,445         1.85(d)           (0.23)(d)           1.97(d)           (0.35)(d)      62.60
      21.65       30.86         236,440         0.85               0.78               0.97               0.66          62.60
      21.62        6.30(c)            8         1.35(d)            0.63(d)            1.43(d)            0.51(d)       62.60
--------------------------------------------------------------------------------------------------------------------------------
      18.73       25.63         145,253         0.85               1.35               0.91               1.29          74.03
      15.91        6.89(c)      135,671         0.85(d)            1.67(d)            0.98(d)            1.54(d)       58.77(c)
--------------------------------------------------------------------------------------------------------------------------------

                      (This page intentionally left blank)

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Mid Cap Value Fund

          An Investment Idea for the Long Term

          Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

          Goldman Sachs Mid Cap Value Fund offers investors access to the benefits associated with equity investing. The Fund seeks long-term capital appreciation, primarily through equity securities of companies with public stock market capitalizations between $300 million and $15 billion at the time of investment.


          Target Your Needs

          The Goldman Sachs Mid Cap Value Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives or market conditions change, you can exchange shares within Goldman Sachs Funds without any additional charge.
          * (Please note: in general, greater returns are associated with greater risk.)

          ----------------------------------------------------------------------
          Goldman Sachs Funds

          Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                                    [GRAPH]

                                                              INTERNATIONAL
                                                              EQUITY

                                               DOMESTIC
                                               EQUITY
                                              .Goldman Sachs
                                               Mid Cap Value
                                               Fund
                              FIXED
                              INCOME

          MONEY
          MARKET

          -- Lower Risk/Return                             Higher Risk/Return --

                                     ASSET ALLOCATION
                                         SPECIALTY

          For More Information

          To learn more about the Goldman Sachs Mid Cap Value Fund and other Goldman Sachs Funds, call your investment professional today.




          *The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES                            OFFICERS
Ashok N. Bakhru, Chairman           Douglas C. Grip, President
David B. Ford                       Jesse H. Cole, Vice President
Douglas C. Grip                     James A. Fitzpatrick, Vice President
John P. McNulty                     Nancy L. Mucker, Vice President
Mary P. McPherson                   John M. Perlowski, Treasurer
Alan A. Shuch                       Philip V. Giuca, Jr., Assistant Treasurer
Jackson W. Smart, Jr.               Michael J. Richman, Secretary
William H. Springer                 Howard B. Surloff, Assistant Secretary
Richard P. Strubel                  Valerie A. Zondorak, Assistant Secretary


GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent


Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Mid Cap Value Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.


Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use:
April 30, 2000/00-514                                         MIDCAPSAR/10K/4-00